Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Emerging markets in Europe and the Middle East produced exceptional returns in the last six months, extending an extraordinary winning streak. Despite rising U.S. interest rates and fears of increasing inflation, investors have continued to make significant investments in emerging market equities, attracted by stronger growth, improving corporate and economic fundamentals, and the potential for superior returns. In our target regions, Russian stocks soared along with oil prices, while shares in Turkey climbed amid enthusiasm about the beginning of the process of becoming a full European Union (EU) member. Central European markets produced milder gains, though Poland outperformed following last fall’s elections. Egyptian equities cooled, while Israeli stocks languished amid domestic political turmoil.

Your fund returned 33.14% in the first half of our fiscal year and 72.97% for the 12-month period ended April 30, 2006. These returns are excellent in absolute terms, but as you can see in the Performance Comparison table, the fund modestly trailed the MSCI Emerging Markets Europe and Middle East Index in both periods. Stock selection, including not owning several Russian energy companies, generally limited our gains. Underweighting the robust Russian market for most of the last six months also weighed on our performance, as did our considerable exposure to Egypt, which is not a component of the MSCI benchmark but whose market weakened in recent months after a remarkable run.

At the time of this report’s writing in mid-May, emerging markets had backed away from recent peaks as investors grew concerned that U.S. interest rates would rise more than expected because of increasing inflation. A sudden reversal of surging commodity prices contributed to the selling in select markets. We believe this is not the beginning of a protracted decline but rather an inevitable short-term correction after an unexpectedly robust start in 2006 and after several years of strong performance. We also believe this is a good opportunity to remind investors that emerging market investments can be extremely volatile and should represent only a small portion of their entire portfolios. In light of the fund’s vigorous gains in recent years, which cannot continue indefinitely, you should make certain that you are comfortable with how much this fund represents in your entire portfolio.

PORTFOLIO REVIEW

MIDDLE EAST

Turkey
The Turkish stock market surged nearly 39% in U.S. dollar terms in the last six months. Performance was quite strong early in our reporting period as the beginning of the EU accession process in October increased investor confidence in the market, but macroeconomic concerns (inflation, interest rates, and the trade deficit) tempered investor enthusiasm in recent months. Our exposure to the country slipped from 26% to 22% of fund assets by the end of our reporting period, but this still represents a substantial overweight relative to the benchmark.

Our overweighting of the country as well as favorable stock selection contributed substantially to our results since our last report. Our investments in several commercial banks, such as Sekerbank and Turkiye Garanti Bankasi, did very well amid growth in the retail loan market and merger and acquisition activity, including deals with banks based in developed European countries. Food and consumer goods retailer BIM Birlesik Magazalar was another solid contributor to our results. The company went public last July and has been enjoying rapidly growing sales and earnings. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Egypt
Egyptian stocks rose about 21% in the last six months but finished well below their highest levels during our reporting period. Volatility in small markets along the Persian Gulf, where prices have collapsed, has prompted Middle Eastern investors to sell their holdings in Egypt and other markets.

Our 15% allocation to the country, which is not represented in our benchmark, detracted from the fund’s relative performance. Stock selection was also a hindrance, despite good performance from Orascom Construction Industries, which continues to benefit from high cement prices and the construction boom in the region, as well as Commercial International Bank and National Societe Generale Bank. Our domestic wireless telecommunication services companies, MobiNil and Vodafone Egypt, declined as investors grew concerned that a possible third wireless player would lead to increased competition. We do not believe these concerns are justified; in fact, we see the potential for increased market penetration as a reason to continue holding these shares.

Israel
Stocks in Israel, which is one of the largest and most developed stock markets in our target regions, rose more than 11% in the last six months. Gains were meager relative to those of other Middle East countries, as stock performance was hindered by domestic political turmoil after Prime Minister Ariel Sharon slipped into a coma in January. Acting Prime Minister Ehud Olmert won the election in late March and has now formed a coalition government, which should lead to greater stability.

We reduced our holdings from roughly 6% to 4% of assets in the last six months and, as of April 30, we owned only five Israeli companies. Our substantial underweighting of Israeli stocks relative to the benchmark, based on our belief that better growth opportunities are available in other emerging European and Mediterranean markets, greatly helped our results in the last six months. Performance of our Israeli holdings was generally disappointing. In the technology sector, Check Point Software Technologies struggled amid faltering earnings, while electronic payment systems maker Lipman Electronic Engineering, which we trimmed, warned of weaker-than-expected sales. We eliminated agrochemical company Makhteshim-Agan Industries, which was hurt by a late start to the European growing season due to unseasonably cold weather.

You may have noticed in the fund’s portfolio of investments (on pages 15-18) that we have begun to make small investments in countries such as Oman, Lebanon, and the United Arab Emirates. This reflects the rapid emergence of investment opportunities in our target regions since the beginning of the decade. At the time of the fund’s inception in 2000, the markets and companies in which the fund could invest were relatively limited. Over the past six years, new markets have opened, and new companies have come to market. As a result, the fund is now able to diversify its investments more than we originally contemplated, and we believe it is appropriate to amend some language in the fund’s prospectus to reflect a wider investment opportunity set (see page 7 for the Prospectus Update). The exact number of companies and countries in which the fund invests at any time will depend on our analysis of corporate fundamentals as well as economic, political, and market conditions in our target regions.

EMERGING EUROPE

Russia
The Russian stock market was one of the strongest in the emerging markets universe during our reporting period. Russian equities soared more than 63% in U.S. dollar terms, driven by high oil prices and strong international cash flows. Russian stocks contributed the most to the fund’s performance in absolute terms, but our slight underweighting relative to the benchmark for most of the period limited our gains.

Oil stocks remained in favor, and some of our best performers were Lukoil, which is the country’s largest oil producer and has extensive reserves to develop; Gazprom, a state-owned gas distributor; and Novatek OAO, an independent company with a strong growth outlook. We avoided other Russian energy companies, however, due to concerns about corporate governance, as well as our current preference for domestic-oriented businesses. Beyond the energy sector, the fund benefited from strong performance of RBC Information Systems, an Internet media company prospering due to enormous growth in the online advertising market, and Sberbank RF, a commercial bank that is well positioned with an extensive branch network, high loan growth, and strong earnings. On the downside, wireless telecommunications company Mobile Telesystems struggled as revenues declined amid increased competition.

During the last six months, we purchased additional shares of several Russian holdings and established new positions in MMC Norilsk Nickel, a former holding that is benefiting from high metals prices, and Veropharm, a rapidly growing pharmaceutical producer that went public in late April. As of April 30, Russian stocks represented about 42% of the fund’s assets, a marginal overweight relative to the benchmark.

Central Europe
Central European markets advanced, with Poland substantially outpacing Hungary and the Czech Republic. Poland surged 37% in the last six months despite slowing economic growth, following a big victory for two center-right political parties in parliamentary elections last fall. Stocks in Hungary and the Czech Republic gained less than 20%, restrained by uncertainty ahead of their own elections. We continued to underweight these three countries relative to their benchmark weightings because, as mentioned in previous reports, we believe that the benefits of convergence with the EU have largely been played out.

However, we have added small positions in two other European countries. In Austria, we purchased Erste Bank der Oesterreich Sparkasse, the nation’s second largest bank, which has an extensive retail network in Central and Eastern Europe achieved through the acquisition of local savings banks in the Czech Republic, Hungary, Croatia, and Slovakia. In Romania, we bought shares of BRD-Groupe Societe Generale, which is the number-two player in the country’s banking industry and is controlled by French banking giant Societe Generale. We consider the bank to be an excellent growth opportunity in a large, underpenetrated emerging market that seems likely to join the EU in 2007 or 2008 and could adopt the euro currency at a later stage, which may lead to lower interest rates. We believe downside risk is limited; the main risk would be if Romania does not adopt the euro.

OUTLOOK

While the pace of gains in emerging European and Mediterranean markets is not sustainable, higher economic growth means these regions should continue to outperform global developed markets. We believe improvements in emerging market fundamentals (such as greater political stability, trade surpluses, low inflation and interest rates, attractively valued currencies, and improvements in earnings and balance sheet quality) are underpinning stability in the asset class. Our focus on high-quality stocks in consumer-sensitive industries such as media, retailers, banks, and mobile phone operators should produce positive relative results in this environment. The main threats to these regions are largely external. Strong cash flows have driven markets higher, but risk aversion caused by rising interest rates in developed countries could lead to reversal of some of these flows.

In Egypt, political and economic reforms continue under President Mubarak and his son, and we are buying profitable companies trading at reasonable valuations. The fallout from the steep declines in Persian Gulf markets this year remains a concern, but we believe the companies we own are in excellent competitive positions. Turkish reforms in preparation for EU membership are also likely to continue and should attract significant foreign investments. However, the trade deficit remains a concern, particularly if U.S. interest rates keep rising, and high inflation is pressuring the Turkish lira and preventing interest rate cuts. This negative situation could lead to further turbulence in the market. Russia, which enjoys budget and trade surpluses, is attracting significant liquidity flows. The economy’s dependence on natural resources is a concern, but stronger consumer activity should support the economy.

Emerging market equities have produced stellar returns in the last few years, and markets in our target regions have been among the best performing in the emerging markets universe. The remarkable performance of this asset class and its low long-term correlation with other investments underscores its value as a tool for increasing a portfolio’s diversification. We are pleased with the fund’s performance and would like to remind you that, due to the risks and volatility inherent in emerging market stocks, particularly in Eastern Europe and the Middle East, this fund is for long-term investors and should represent only a small portion of a well-diversified portfolio. We will continue to use rigorous, proprietary research to analyze our holdings and to locate new long-term investment opportunities in these dynamic parts of the world.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2006

Prospectus Update

The following updates the T. Rowe Price International Funds—Equity Portfolios prospectus dated March 1, 2006:

Effective May 1, 2006, the following two sentences are removed from page 3 of the prospectus: “Normally, seven to 12 countries will be represented in the portfolio.” [and] “Depending on conditions, the fund’s portfolio should be composed of at least 30 to 50 different companies.”

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe and Middle East Index: a market capitalization-weighted index consisting of more than 100 securities in seven world markets.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 22.80	$ 14.24	$ 10.81	$ 6.82	$ 5.89	$ 8.65
Investment activities						
Net investment income (loss)	0.04	0.15	(0.01)	0.04*	(0.05)*	(0.06)*
Net realized and unrealized gain (loss)	7.49	8.34	3.40	3.93	0.98	(2.64)
Total from investment activities	7.53	8.49	3.39	3.97	0.93	(2.70)
Distributions						
Net investment income	(0.04)	–	(0.02)	–	–	–
Net realized gain	(0.03)	–	–	–	–	(0.07)
Total distributions	(0.07)	–	(0.02)	–	–	(0.07)
Redemption fees added to paid-in capital	0.01	0.07	0.06	0.02	–	0.01
NET ASSET VALUE						
End of period	**$ 30.27**	**$ 22.80**	**$ 14.24**	**$ 10.81**	**$ 6.82**	**$ 5.89**
Ratios/Supplemental Data						
Total return^	**33.14%**	**60.11%**	**31.96%**	**58.50%***	**15.79%***	**(31.28)%***
Ratio of total expenses to average net assets	1.21%†	1.32%	1.75%	1.75%*	1.75%*	1.75%*
Ratio of net investment income (loss) to average net assets	0.29%†	0.75%	(0.16)%	0.51%*	(0.66)%*	(0.82)%*
Portfolio turnover rate	4.0%†	28.1%	67.7%	54.1%	94.5%	83.1%
Net assets, end of period (in thousands)	$1,711,703	$ 839,923	$ 114,568	$ 46,813	$ 21,481	$ 17,331

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/07.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 0.9%		
Common Stocks 0.9%		
Erste Bank der Oesterreich Sparkasse (1)	246,630	14,975
Total Austria (Cost $15,152)		14,975
CZECH REPUBLIC 0.7%		
Common Stocks 0.7%		
Komercni Banka	76,170	12,069
Total Czech Republic (Cost $9,435)		12,069
EGYPT 15.0%		
Common Stocks 15.0%		
Commercial International Bank	3,028,450	37,369
MobiNil	1,643,887	45,417
National Societe General	1,416,490	11,258
Orascom Construction Industries	1,255,760	51,760
Orascom Telecom	1,219,300	64,334
Vodafone Egypt	3,108,827	46,465
Total Egypt (Cost $207,717)		256,603
HUNGARY 6.2%		
Common Stocks 6.2%		
Gedeon Richter	80,670	17,382
MOL Magyar Olaj-es Gazipari	301,800	35,910
OTP Bank	1,369,500	53,116
Total Hungary (Cost $90,129)		106,408
ISRAEL 3.7%		
Common Stocks 3.7%		
Bank Hapoalim	2,758,300	13,899
Bank Leumi	2,990,400	11,712
Check Point Software Technologies (USD) (1)(2)	733,300	14,189

Lipman Electronic Engineering (USD) (2)	235,147	6,772
NICE Systems ADR (USD) (2)	302,800	16,594
Total Israel (Cost $51,926)		63,166
LEBANON 1.5%		
Common Stocks 1.5%		
Investcom GDR (Regulation S shares) (USD) (1)(2)	1,424,900	21,587
Solidere GDR (Regulation S shares) (USD) (2)	216,011	4,835
Total Lebanon (Cost $24,786)		26,422
OMAN 1.1%		
Common Stocks 1.1%		
Bank Muscat SAOG GDR (Regulation S shares) (USD)	1,886,750	18,773
Total Oman (Cost $17,640)		18,773
POLAND 2.3%		
Common Stocks 2.3%		
Bank Pekao	292,420	19,617
Polski Koncern Naftowy	959,800	20,004
Total Poland (Cost $31,891)		39,621
ROMANIA 0.8%		
Common Stocks 0.8%		
BRD-Groupe Societe Generale	2,290,000	14,308
Total Romania (Cost $14,990)		14,308
RUSSIA 41.9%		
Common Stocks 41.9%		
Lebedyansky (USD) (2)	312,500	21,250
Lukoil (USD)	78,430	7,098
Lukoil ADR (USD) (1)	2,369,300	214,658

Magnit (USD) (2)	510,000	14,280
Mechel OAO ADR (USD) (1)	223,100	6,046
MMC Norilsk Nickel (USD)	170,800	21,692
Mobile Telesystems ADR (USD) (1)(2)	296,424	9,681
Novatek OAO (USD)	7,636	31,308
Novatek OAO GDR (USD) (3)	1,508,230	64,100
OAO Gazprom ADR (Regulation S shares) (USD) (1)	1,344,500	61,040
Promstroibank (USD) (2)	14,920,600	18,651
Pyaterochka Holding GDR (USD) (1)(2)	1,814,100	34,559
RBC Information Systems (USD) (2)	5,462,750	50,803
Sberbank RF (USD)	39,440	71,386
Seventh Continent (USD)	2,214,231	55,799
Severstal-Avto (USD) (2)	521,400	12,618
Veropharm (USD) (2)	732,400	22,851
Total Russia (Cost $444,439)		717,820

TURKEY 21.9%

Common Stocks 21.9%

Akbank	2,862,940	23,842
Aksigorta	1,806,200	9,093
Anadolou Efes Biracilik ve Malt Sanayii	535,700	17,946
Arcelik	2,570,300	21,794
Bim Birlesik Magazalar	697,479	27,194
Denizbank (2)	3,927,854	34,791
Finansbank	4,205,601	21,969
Hurriyet Gazetecilik ve Matbaacilik	4,625,700	16,984
Sekerbank (2)	5,473,800	33,774
Turkcell Iletisim Hizmet	5,118,477	32,550
Turkcell Iletisim Hizmet ADR (USD)	157,332	2,682
Turkiye Garanti Bankasi	15,963,825	65,866
Turkiye Is Bankasi	7,110,960	59,756
Turkiye Vakiflar Bankasi (2)	900,000	5,689
Total Turkey (Cost $226,569)		373,930

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,243,790)	$ 1,752,976
Affiliated companies (cost $112,671)	112,671
Total investments in securities	1,865,647
Receivable for shares sold	7,561
Receivable for investment securities sold	3,633
Foreign currency (cost $430)	432
Dividends and interest receivable	354
Cash	139
Other assets	674
Total assets	1,878,440
Liabilities	
Obligation to return securities lending collateral	104,491
Payable for investment securities purchased	58,405
Payable for shares redeemed	1,718
Investment management fees payable	1,418
Due to affiliates	20
Other liabilities	685
Total liabilities	166,737
NET ASSETS	$ 1,711,703
Net Assets Consist of:	
Undistributed net investment income	$ 1,761
Undistributed net realized loss	(2,701)
Net unrealized gain	509,183
Paid-in capital applicable to 56,538,519 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,203,460
NET ASSETS	$ 1,711,703
NET ASSET VALUE PER SHARE	$ 30.27

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $11,000 for the six months ended April 30, 2006.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 95% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $101,570,000; aggregate collateral consisted of $104,491,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $512,901,000 and $25,080,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,356,461,000. Net unrealized gain aggregated $509,183,000 at period-end, of which $522,320,000 related to appreciated investments and $13,137,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through February 28, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.75%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 28, 2009. Pursuant to this agreement, at April 30, 2006, there were no amounts subject to repayment by the fund. For the six months ended April 30, 2006, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $43,000 for Price Associates, $413,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $5,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2006, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,590,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $112,671,000 and $19,717,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 101,038 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was generally above the median for certain groups of comparable funds, but at or below the median of other groups of funds. The information also showed that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006